UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2011

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49916	84-1573084
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

6312 S. Fiddler’s Green Circle, Suite 200N Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 846-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Separation Agreement with Susan Lintonsmith

Red Robin Gourmet Burgers, Inc. (the “Company”) previously announced the departure of Susan Lintonsmith from her position as Chief Marketing Officer of the Company effective as of July 15, 2011 (the “Effective Date”).  In connection with Ms. Lintonsmith’s departure, the Company, Red Robin International, Inc., and Ms. Lintonsmith entered into a separation agreement, dated as of August 9, 2011 (the “Separation Agreement”).  Pursuant to the terms of the Separation Agreement, the Company has agreed to pay to Ms. Lintonsmith (i) her current annual base salary of $315,000 over the twelve-month period beginning on the Effective Date; and (ii) a pro rata portion of her annual bonus that would otherwise have been earned and be payable had she continued to be employed by the Company for the full fiscal year, subject to certain conditions.  In addition, all unvested stock options, restricted stock units, restricted stock and other equity-based awards held by Ms. Lintonsmith will continue to vest through March 31, 2012, subject to the terms of the respective award documents.  The Separation Agreement also contains non-competition and non-solicitation provisions, as well as other customary terms. The Separation Agreement is subject to delivery of a general release by Ms. Lintonsmith that is not revoked within the periods set forth under applicable law. The release includes a general release of claims against the Company by Ms. Lintonsmith.

Under the terms of the Separation Agreement, Ms. Lintonsmith has agreed to provide transition and other services to the Company through March 31, 2012.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 8.01                                  Other Events

On August 12, 2011, the Company issued a press release reporting the appointment of Stuart B. Brown as the Company’s Chief Financial Officer.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 8.01.

ITEM 9.01                                  Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

10.1	Separation Agreement by and between Red Robin Gourmet Burgers, Inc. and Susan Lintonsmith dated August 9, 2011.

99.1	Red Robin Gourmet Burgers, Inc. Press Release dated August 12, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2011

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Annita M. Menogan
Name:	Annita M. Menogan
Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement by and between Red Robin Gourmet Burgers, Inc. and Susan Lintonsmith dated August 9, 2011.

99.1	Red Robin Gourmet Burgers, Inc. Press Release dated August 12, 2011.